UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, VYNE Therapeutics Inc. (the “Company”) entered into that certain Evaluation and Option Agreement (the “Option Agreement”), dated as of April 30, 2021, with In4Derm Limited (“In4Derm”), providing the Company with an exclusive option (the “Option”) to obtain certain exclusive worldwide rights to research, develop and commercialize products containing In4Derm’s Bromodomain and Extra-Terminal Domain inhibitors suitable for oral administration (the “Oral BETi Compounds”) during the period expiring upon the earlier of (i) 14 days following the delivery of an agreed data package and selection of a lead candidate by In4Derm and (ii) June 30, 2022 (the “Option Term”). In4Derm has recently informed the Company that it will not have the complete data package available for delivery of a lead candidate prior to the expiration date of the Option on June 30, 2022. In consideration of the significant progress made by In4Derm in completing the data package, and the Company’s desire to exercise its exclusive Option for the Oral BETi Compounds, the parties entered into a Letter Agreement on June 15, 2022 (the “Letter Agreement”) to extend the Option Term to February 28, 2023. The Company continues to expect to exercise its exclusive Option for the Oral BETi Compounds by the end of 2022.

Pursuant to the terms of the Letter Agreement, VYNE has agreed to pay In4Derm £300,000 to extend the Option Term, payable by June 30, 2022. In addition, VYNE has agreed to pay In4Derm £850,000 payable upon In4Derm’s discovery of at least two Oral BETi Compounds with a molecular profile specified in a revised data package. The foregoing fees are in addition to the other fees payable to In4Derm under the terms of the Option Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2022.

Item 8.01 Other Events.

The Company has completed patient enrollment in its Phase 2a clinical trial of FMX114 for the treatment of mild-to-moderate atopic dermatitis. As a result of the impact of COVID-19 on enrollment and other operations related to the trial in Australia, the Company activated additional clinical trial sites in the United States to support patient enrollment and expedite the completion of the study. The Company expects to report topline results from this study in approximately six to eight weeks.

On June 17, 2022, the Company issued a press release entitled “VYNE Therapeutics Completes Enrollment in Phase 2a Trial of FMX114 for the Treatment of Mild-to-Moderate Atopic Dermatitis.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the exercise of the Option with respect to its VYN202 program and the timing of reporting results from its clinical trial for FMX114, and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this report which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: VYNE’s ability to receive and report topline results from its clinical trial for FMX114; VYNE’s ability to successfully develop its product candidates; the timing of commencement of future non-clinical studies and clinical trials; VYNE’s ability to enroll patients and successfully progress, complete, and receive favorable results in, clinical trials for its product candidates; VYNE’s ability to exercise its exclusive option with respect to an oral BETi candidate pursuant to the terms of the option agreement with In4Derm Limited; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; disruptions related to COVID-19 or another pandemic, epidemic or outbreak of a contagious disease, on the ability of VYNE’s suppliers to manufacture and provide materials for our product candidates, initiating and retaining patients in clinical trials, operating results, liquidity and financial condition; the regulatory approval process for VYNE’s product candidates, including any delay or failure in obtaining requisite approvals; the potential market size of treatments for any diseases and market adoption of products, if approved or cleared for commercial use, by physicians and patients; developments and projections relating to competitors and the pharmaceuticals industry, including competing drugs and therapies; the timing or likelihood of regulatory filings and approvals or clearances for product candidates; VYNE’s ability to comply with various regulations applicable to its business, including Nasdaq continued listing rules; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications; the timing, costs or results of litigation, including litigation to protect its intellectual property; VYNE’s ability to successfully challenge intellectual property claimed by others; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all; VYNE’s ability to attract and retain key scientific or management personnel; VYNE’s defense of any litigation that may be initiated against it; VYNE’s expectations regarding licensing, business transactions and strategic operations; VYNE’s future financial performance and liquidity; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith.

Exhibit No.	Description

99.1	Press Release, dated June 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: June 17, 2022	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel